THE SPAC AND NEW ISSUE ETF

Ticker Symbol: SPCX

Primary Listing Exchange for the Fund: The Nasdaq Stock Market LLC

(a series of the Collaborative Investment Series Trust)

Supplement dated October 6, 2022 to the Prospectus and

Statement of Additional Information (“SAI”) dated February 1, 2022 as supplemented.

The following sentence is hereby added to the end of the first paragraph of the section entitled “Principal Investment Strategies” on pages 2 and 9 of the Fund’s prospectus:

The Fund expects to participate in IPOs of SPACs, secondary market transactions, private placement in public equities and investments in vehicles formed by SPAC sponsors to hold founder shares, which are private rights and other interests issued by a SPAC.

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Additionally, the disclosure for SPAC Risk in the sections entitled “Principal Investment Risks” on pages 2 and 9 of the Fund’s prospectus is hereby restated as follows:

SPAC Risk: The Fund invests in SPACs and companies that have completed an IPO. SPACs are companies that may be unseasoned and lack a trading or operational history, a track record of reporting to investors, and widely available research coverage. The Fund may purchase SPACs through an IPO. IPOs are thus often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the IPO. In addition, IPOs may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. The Fund may invest in vehicles formed by SPAC sponsors to hold founder shares, which may be subject to forfeiture or expire worthless and which generally have less liquidity than SPAC shares issued in an IPO. The Fund may experience material losses as a result of forfeited founder shares or founder shares that expire worthless.

You should read this Supplement in conjunction with the Prospectus and SAI dated February 1, 2022 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling (866) 904-0406.